UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

MIRATI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3545 Cray Court, San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 10, 2023,
Mirati Therapeutics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated October 8, 2023, with Bristol-Myers Squibb Company, a Delaware corporation (“BMS”), and Vineyard Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of BMS (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of BMS. All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

On January 23, 2024 (the “Closing Date”), Merger Sub completed its Merger with and into the Company, pursuant to the terms of the Merger Agreement. Mirati was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result, is now a wholly owned subsidiary of BMS.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (“Company common stock”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and any Dissenting Shares) was automatically converted into the right to receive (i) cash in an amount equal to $58.00, without interest and subject to any applicable tax withholding (the “Closing Consideration”) and (ii) one contingent value right (a “CVR”) representing the right to receive $12.00 in cash, without interest and subject to any applicable tax withholding (the “Milestone Payment”), if a specified milestone is achieved, pursuant to the CVR Agreement (as defined and further described below) (the consideration contemplated by (i) and (ii), together, the “Merger Consideration”).

Pursuant to the Merger Agreement, at the Effective Time:

•
Each option to acquire shares of Company common stock (each, a “Company Option”) then outstanding and unexercised, whether or not vested, which had a per share exercise price less than the Closing Consideration (each, an “In the Money Option”) was cancelled and converted into the right to receive the sum of (A) a cash payment, without interest, equal to (x) the excess of (1) the Closing Consideration over (2) the per share exercise price of such In the Money Option, multiplied by (y) the total number of shares of Company common stock subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting) plus (B) one CVR for each share of Company common stock subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting).

•
Each then outstanding and unexercised Company Option, whether or not vested, which had a per share exercise price that equals or exceeds the Closing Consideration, but is less than the sum of the Closing Consideration and the maximum amount payable with respect to one CVR (each, an “Eligible Option”) was cancelled and converted into the right to receive a cash payment equal to (A) the amount by which (x) the sum of the Closing Consideration and the Milestone Payment with respect to one CVR, if any, exceeds (y) the per share exercise price of such Eligible Option, multiplied by (B) the total number of shares of Company common stock subject to such Eligible Option immediately prior to the Effective Time (without regard to vesting). Such payment will be made if, and only if, a Milestone Payment is made in respect of a CVR and will be made at the same time the Milestone Payment is made to holders of CVRs. If the CVR is terminated or expires without payment, no payment will be made with respect to any Eligible Option.

•	Each then outstanding and unexercised Company Option that is not an In the Money Option or an Eligible Option, whether or not vested, was cancelled for no consideration.

•
Each then outstanding restricted stock unit with respect to shares of Company common stock (each, a “Company RSU”), other than the 2024 Awards (as defined and further described below) and performance-vesting Company RSUs that did not vest in connection with the Merger in accordance with their terms, was cancelled and the holder thereof became entitled to receive the Merger Consideration in respect of each such Company RSU. Each performance-vesting Company RSU that did not vest in connection with the Merger in accordance with its terms was cancelled and forfeited for no consideration.

•
Each award of time-based vesting Company RSUs granted to certain employees of the Company on or after December 29, 2023 (each, a “2024 Award”) that was outstanding as of immediately prior to the Effective Time was cancelled and converted into the right to receive a cash award equal to the product of the number of Company RSUs subject to such 2024 Award immediately prior to the Effective Time and the last trading price of a share of Company common stock before the Effective Time as reported by Nasdaq (each, a “Converted Cash Award”). Each Converted Cash Award is subject to the same terms and conditions (including vesting) applicable to such 2024 Award to which it relates. No 2024 Awards are eligible to receive any CVRs.

•
By virtue of the Merger, each then unexpired and unexercised issued and outstanding warrant to purchase shares of Company common stock issued by or on behalf of the Company (each, a “Company Warrant”) that was outstanding as of immediately prior to the Effective Time was converted into the right to receive, upon exercise of such Company Warrant, the same Merger Consideration as the holder would have been entitled to receive following the Effective Time if such holder had been, immediately prior to the Effective Time, the holder of the number of shares of Company common stock then issuable upon exercise in full of such Company Warrant without regard to any limitations on exercise contained therein.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2023 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Effective as of the close of business on the day immediately preceding the Closing Date, the Company terminated the Mirati Therapeutics, Inc. 401(k) Plan.  At the Effective Time, the Company also terminated the 2022 Equity Incentive Plan, the Inducement Plan and the 2013 Employee Stock Purchase Plan.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 8.01are incorporated herein by reference.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On January 23, 2024, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and its intent to remove all shares of Company common stock from The Nasdaq Global Select Market and (ii) requested that Nasdaq (A) suspend trading of the shares of Company common stock effective before the opening of trading on January 23, 2024, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the shares of Company common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, shares of Company common stock will no longer be listed on The Nasdaq Global Select Market following the close of trading on January 23, 2024. The Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Company common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03  Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01, Item 5.03 and Item 8.01 are incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Merger, there was a change in control of the Company, and BMS, as the direct parent of Merger Sub, acquired control of the Company. The aggregate purchase price paid by BMS in the acquisition of the Company was approximately $4.8 billion in equity value, which was fully funded by BMS through a combination of cash on hand and debt proceeds.

To the knowledge of the Company, there are no arrangements which may at a subsequent date result in a further change in control of the Company.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, each of the directors of the Company (Faheem Hasnain; Charles Baum, M.D., Ph.D.; Bruce Carter, Ph.D.; Julie Cherrington, Ph.D.; Aaron Davis; Carol Gallagher, Pharm.D.; Craig Johnson; Maya Martinez-Davis; and Shalini Sharp) resigned and ceased to be directors of the Company and members of any committee of the Company’s board of directors. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

As of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were Konstantina Katcheves, Sandra Ramos-Alves, and Kimberly M. Jablonski.

Immediately following the Effective Time, all executive officers of the Company immediately prior to the Effective Time were removed from their respective positions as the executive officers of the Surviving Corporation. Concurrently with such officers’ removal, Sandra Ramos-Alves was appointed to serve as President and Treasurer of the Company, Sophia Park was appointed to serve as a Vice President of the Company, Scott Matarese was appointed to serve as a Vice President of the Company and Kimberly M. Jablonski was appointed to serve as a Vice President and Secretary of the Company.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”). In addition, pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Amended and Restated Bylaws”) to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time.

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01  Other Events.

At or immediately prior to the Effective Time, in connection with the Merger, BMS and Equiniti Trust Company, LLC, as rights agent, entered into a Contingent Value Rights Agreement (the “CVR Agreement”) governing the terms of the CVRs. The CVRs are contractual rights only and are not transferable except under certain limited circumstances, are not evidenced by a certificate or other instrument and are not (and will not be) registered with the SEC or listed for trading. The CVRs do not have any voting or dividend rights and will not represent any equity or ownership interest in BMS, any constituent corporation party to the Merger Agreement or any of their respective affiliates or subsidiaries.

Each CVR represents a non-tradeable contractual contingent right to receive the Milestone Payment, upon (i) the submission of a New Drug Application (as defined in the CVR Agreement) to the Food and Drug Administration (the “FDA”) for the approval of MRTX1719 for the treatment of either locally advanced or metastatic non-small cell lung cancer that is indicated for use in patients who have received no more than two prior lines of systemic therapy (i.e., indicated for use in the first, second and/or third line settings) and (ii) the FDA’s confirmation of acceptance of the filing of such New Drug Application ((i) and (ii), together, the “CVR Product Milestone”), in each case, prior to January 23, 2031 (the “CVR Product Milestone Achievement Outside Date”).

There can be no assurance that the CVR Product Milestone will be achieved by the CVR Product Milestone Achievement Outside Date or that BMS will be required to make the Milestone Payment to holders of CVRs.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated October 8, 2023, by and among Bristol-Myers Squibb Company, Vineyard Merger Sub Inc., and Mirati Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2023).*

3.1	Amended and Restated Certificate of Incorporation of Mirati Therapeutics, Inc., dated January 23, 2024.

3.2	Amended and Restated Bylaws of Mirati Therapeutics, Inc., dated January 23, 2024.

99.1	Contingent Value Rights Agreement, dated January 23, 2024, by and between BMS and Equiniti Trust Company, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
 Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRATI THERAPEUTICS, INC.

By:	/s/ Kimberly M. Jablonski
Name:	Kimberly M. Jablonski
Title:	Vice President and Secretary

Dated: January 23, 2024